Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 22. Commitments and Contingencies
Purchase Commitments
We have various purchase commitments extending through 2030 for materials, supplies and services entered into in the ordinary course of business. Certain contracts allow for changes in minimum required purchase volumes in the event of a temporary or permanent shutdown of a facility. The contractual purchase prices for substantially all of these contracts are variable based upon market prices, subject to annual negotiations. We have a limited number of contracts which require a minimum payment even if no volume is purchased. We expect to incur the following payments for unconditional purchase obligations recognized on our consolidated balance sheet as of December 31, 2022:

Year ended December 31,	Amount
2023	$16
2024	19
 Legal Proceedings
Overview
    We accrue liabilities related to legal matters when they are either known or considered probable and can be reasonably estimated. Legal matters are inherently unpredictable and subject to significant uncertainties, and significant judgment is required to determine both probability and the estimated amount. Some of these uncertainties include the stage of litigation, available facts, uncertainty as to the outcome of any legal proceedings or settlement discussions, and any novel legal issues presented.

In addition to the matters discussed below, we are a party to various other proceedings instituted by private plaintiffs, governmental authorities and others arising under provisions of applicable laws, including various environmental, products liability and other laws. Except as otherwise disclosed in these consolidated financial statements, we do not believe that the outcome of any of these matters will have a material effect on our financial condition, results of operations or liquidity.

Tronox Litigation
On April 26, 2019, we acquired intangible assets related to the European paper laminates product line from Tronox. A separate agreement with Tronox entered into on July 14, 2018 requires that Tronox promptly pay us a “break fee” of $75 million upon the consummation of Tronox’s merger with The National Titanium Dioxide Company Limited (“Cristal”) once the sale of the European paper laminates business to us was consummated, if the sale of Cristal’s Ashtabula manufacturing complex to us was not completed.

On May 14, 2019, we commenced a lawsuit in the Delaware Superior Court against Tronox arising from Tronox's breach of its obligation to pay the break fee. We sought a judgment for $75 million, plus pre- and post-judgment interest, and reasonable attorneys' fees and costs. On April 6, 2022, the Superior Court granted judgment as a matter of law in Venator’s favor for $75 million plus interest, and rejected Tronox’s counterclaim for damages. On April 18, 2022, we and Tronox entered into a settlement agreement and release pursuant to which each party agreed to settle and release its claims against the other party in the Delaware Superior Court and pursuant to which Tronox agreed to pay Venator $85 million, which payment was made on April 25, 2022, and recorded to Other income, net in our consolidated statements of operations.

Neste Engineering Services Matter
We were party to an arbitration proceeding initiated by Neste Engineering Services Oy (“NES”) on December 19, 2018 for payment of invoices allegedly due of approximately €14 million in connection with the delivery of services by NES to the Company in respect of the Pori site rebuild project.
A settlement agreement regarding all claims and the counterclaim in the arbitration, without admission of liability by either party, was reached on July 3, 2022, pursuant to which NES’s outstanding invoices allegedly due, for which we previously accrued, are deemed to have been discharged in full and NES was required to make a payment to Venator of approximately $13 million in connection with Venator’s counterclaim. Payment was received on July 14, 2022. We recognized $10 million of income in Other operating (income) expense on our consolidated statements of operations as a result of the settlement with NES during the second quarter of 2022 and we recognized a further approximately $13 million in the third quarter of 2022 upon receipt of the payment from NES.
Calais Pipeline Matter
The Region Hauts-de-France (the “Region”) has issued two duplicate title perception demands against us requiring repayment of €12 million, or $13 million using exchange rates at December 31, 2022. This sum was previously paid to us by the Region under a settlement agreement, pursuant to which we were required to move an effluent pipeline at our Calais site. We filed claims with the Administrative Court in Lille, France on February 14, 2018 and April 12, 2018, requesting orders that the demands be set aside, which suspended enforcement of the demands. On July 12, 2018, the court set aside the first demand. On July 15, 2022, the court set aside the second demand and determined the original settlement agreement to be null and void. The judgement did not include a requirement for Venator to make any payments and was subject to appeal by both parties. Venator filed an appeal against the July 15, 2022 judgement on September 14, 2022. No date has been set for the appeal hearing.
Four new title perception demands were issued by the Region dated November 30, 2022, requiring payment of a total of €12 million. Venator filed a claim with the Administrative Court in Lille on January 27, 2023 requesting an order that the new demands be set aside, which will suspend enforcement of the demands.

At this stage we are unable to determine the likelihood of an unfavorable outcome to both the appeal and also to the set-aside request. We have accrued $2 million related to this matter.

Scarlino Gypsum Developments
Our Scarlino, Italy TiO2 manufacturing facility generates gypsum from the manufacturing process, which has been landfilled on-site and also transported for use in a reclamation project at Montioni, a nearby former quarry owned and operated by third parties. Venator Italy Srl, the quarry operator and site management are subjects of an investigation by the Italian Public Prosecutor’s Office concerning whether our Scarlino site and the quarry operator are in full compliance with applicable laws and permits with regard to the use of gypsum for reclamation at the quarry.

In the second quarter of 2021, we requested regional approval for a project for the use of gypsum in a specified on-site area on our Scarlino site. Following a review with relevant regional representatives, we submitted a revised request for regional approval in the first quarter of 2022. Following its determination that a preliminary (or screening) environmental impact assessment would be required, in November 2022 the Tuscany Region issued a further decree requiring a full environmental impact assessment before the project can be approved. We currently expect to submit the additional requested information to the Region by the end of the first quarter of 2023.

We continue to suspend TiO2 production from two of the three calciner streams at the facility to reduce the rate at which the remaining gypsum capacity both on-site and in the Montioni reclamation project is consumed. At the current one-stream operating rate, we will soon not have sufficient capacity for the gypsum produced and as a consequence expect to stop production during the second quarter of 2023. If we do not receive approvals for additional gypsum storage capacity by the end of the first quarter of 2023, we may permanently close the site and subsequently incur associated site closure costs.

Should we receive timely approvals, and we continue to operate the facility, we intend to continue to pursue longer-term options, including operational changes to reduce the volume of gypsum produced in our process and developing new business opportunities for the sale of gypsum for commercial use. However, in January 2023, we concluded, due to our inability to obtain required approvals from regulatory authorities for various options for gypsum disposal thus far and our assessment of the likelihood of obtaining these approvals prior to the end of the first quarter, that the useful life of the Scarlino property, plant and equipment should be reduced to the end of the second quarter of 2023. Adjustments to depreciation will be accounted for prospectively.

In September 2022, Venator was the successful bidder in an auction to purchase the La Vallina quarry in Tuscany. Venator successfully completed the purchase of the quarry on January 19, 2023. If our Scarlino facility remains operational and we receive the required approvals from regional authorities to operate the quarry as a landfill, at a future point the La Vallina quarry could be used as a landfill to provide longer-term disposal capacity for gypsum we produce at the Scarlino site.
Gasum Matter

On November 15, 2022, Gasum LNG Oy initiated an arbitration proceeding seeking the full and immediate payment of a total of €33 million plus interest from October 14, 2022 for all amounts allegedly owed under a natural gas supply agreement that we entered into with Skangas Oy (predecessor to Gasum) in 2015 to supply natural gas to our Pori, Finland manufacturing facility.

Under the agreement, we were required to purchase a minimum annual quantity, subject to a mechanism for making up shortfalls. The minimum annual quantity could be reduced (even to zero) in the event of a "Force Majeure Event." We declared that the fire at our Pori facility in January 2017 was a Force Majeure Event under the agreement, reducing the minimum annual quantity to the actual quantity purchased. Gasum alleged that this Force Majeure Event subsequently ceased to apply after an initial period following the fire and that we were thereafter again obliged to purchase the minimum annual quantities and filed arbitration proceedings seeking declaratory relief to require us to "take or pay" for the minimum annual quantities of natural gas. On August 6, 2021, the arbitration tribunal issued its decision in the matter, ruling that we were obligated to continue to purchase the minimum annual quantity under the supply agreement until termination of the supply agreement, which subsequently occurred on August 31, 2022.

We dispute that any sums are yet due and outstanding other than a €3 million termination fee as of October 13, 2022. In the current arbitration proceeding, each party has nominated one member for the abitral panel, but a chairman has not yet been agreed. We have accrued $35 million related to this matter of which $16 million is current and has been included in accrued liabilities on our consolidated balance sheet at December 31, 2022.